Exhibit 4.4

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# COMMON STOCK DOMESTIC SHARE CERTIFICATE PAR VALUE $0.01 COMMON STOCK DOMESTIC SHARE CERTIFICATE THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX Certificate Number D ZQ00000000 Shares * * 000000 ****************** * * * 000000 ***************** **** 000000 **************** ***** 000000 *************** ****** 000000 ************** HORNBECK OFFSHORE SERVICES, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. MR. Alexander David SAMPLE Sample **** Mr. Alexander David &Sample MRS. **** Mr. Alexander SAMPLE David Sample **** Mr. Alexander & David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR. David Sample SAMPLE **** Mr. Alexander David Sample **** &Mr. Alexander MRS. David Sample SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0

00000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00

0000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000

000**Shares****000000**Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000

0**Shares****000000**Shares****00 ***ZEROHUNDREDTHOUSAND0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**

Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**

Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000

00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000*

*Shares****000000**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****

000000**Shares****000000**Shares****000000 ZERO HUNDRED AND ZERO*** is the ownerof**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares***

*000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**

Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**

Shares****000000**Shares****000000**S CUSIP 440543 10 6 D SEE REVERSE FOR CERTAIN DEFINITIONS RESTRICTIONS ON TRANSFERABILITY Article Twelve of the Corporation’s Certificate of Incorporation provides that any transfer of shares of Common Stock of the Corporation, or any interest therein, to an “Alien” (as defined in such Article) which would result in the percentage of outstanding shares owned or controlled by Aliens being in excess of a specified percentage will be void and ineffective. The Corporation will furnish a copy of said Article Twelve to the holder of this certificate without charge upon written request to the Corporation at its principal place of business or registered office. In no event will the shares represented by this certificate be transferred upon the books of the Corporation unless the certificate of citizenship (on the reverse side hereof) or a counterpart thereof is properly completed. FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF Hornbeck Offshore Services, Inc., a corporation organized under the laws of the State of Delaware, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the certificate of incorporation and the by-laws of the Corporation and amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents. WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers. President and Chief Executive Officer Executive Vice President and Chief Financial Officer DATED DD-MMM-YYYY COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INC. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE SECURITY INSTRUCTIONS ON REVERSE A123456 CUSIP XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345 PO BOX 43004, Providence, RI 02940-3004 Certificate Numbers Num/No. Denom. Total MR A SAMPLE 1234567890/1234567890 1 1 1 DESIGNATION (IF ANY) 1234567890/1234567890 2 2 2 ADD 1 ADD 2 1234567890/1234567890 3 3 3 1234567890/1234567890 4 4 4 ADD 3 ADD 4 1234567890/1234567890 5 5 5 1234567890/1234567890 6 6 6 Total Transaction 7

HORNBECK OFFSHORE SERVICES, INC. THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF TWO CLASSES, COMMON STOCK AND PREFERRED STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. RIGHTS AGREEMENT This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Hornbeck Offshore Services, Inc. (the “Corporation”) and Computershare Inc. (the “Rights Agent”), dated as of July 1, 2013, as it may from time to time be supplemented or amended (the “Rights Agreement”), the terms of which are incorporated herein by reference and a copy of which is on file at the Corporation’s principal executive offices. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the registered holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) whether currently held by or on behalf of such Person or by any subsequent holder will become null and void and may not be transferred to any Person. CERTIFICATE OF CITIZENSHIP OF TRANSFEREE Hornbeck Offshore Services, Inc. The undersigned hereby certifies to Hornbeck Offshore Services, Inc. that: The undersigned IS IS NOT an “Alien” The undersigned DOES DOES NOT hold his shares of Common Stock of the Corporation, or any of them, for or on behalf of an “Alien”. NOTE: If a portion of such shares are held for or on behalf of an “Alien”, complete the following: shares ARE NOT held for or on behalf of an “Alien”, shares ARE held for or on behalf of an “Alien”. The undersigned hereby agrees that, on request of the Corporation the undersigned will furnish proof in support of this certification. Date: Sign here: Signature(s) of Owner(s): (If the owner is a corporation or a fiduciary, the title of the person signing on behalf of the owner must be stated) Definition of an “Alien”: (1) any person (including an individual, a partnership, a corporation, a limited liability company or an association) who is not a United States citizen within the meaning of Section 2 of the Shipping Act of 1916, as amended or as it may hereafter be amended; (2) any foreign government of the representative thereof; (3) any corporation, the chief executive officer by any title or chairman of the board of directors of which is an Alien, or of which more than a minority of its directors necessary to constitute a quorum are Aliens; (4) any corporation organized under the laws of any foreign government; (5) any corporation of which 25% or greater interest is owned beneficially or of record, or may be voted by an Alien or Aliens, or which by any other means whatsoever is controlled by or in which control is permitted to be exercised by an Alien or Aliens; (6) any partnership, limited liability company or association which is controlled by an Alien or Aliens or (7) any person (including an individual, partnership, corporation, limited liability company or association) who acts as a representative of or fiduciary for any person described in clauses (1) through (6) above. NOTICE: This certificate constitutes a basis for the Corporation’s representation to the United States Government that the share owner is a citizen within the meaning of the Shipping Act of 1916, as amended, and the Merchant Marine Act of 1936, as amended. Any person making a statement herein which he knows to be false may be proceeded against under Title 18 United States Code Section 1001 which section provides for a fine or up to five years imprisonment or both. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common UNIF GIFT MIN ACT — Custodian (Cust) (Minor) TEN ENT—as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN—as joint tenants with right of survivorship UNIF TRF MIN ACT —Custodian (until age ) and not as tenants in common (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received,             hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises. Dated:             20 Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state.

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# COMMON STOCK FOREIGN SHARE CERTIFICATE PAR VALUE $0.01 COMMON STOCK FOREIGN SHARE CERTIFICATE THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX Shares * * 000000 ****************** * * * 000000 ***************** **** 000000 **************** ***** 000000 *************** ****** 000000 ************** Certificate Number F ZQ00000000 HORNBECK OFFSHORE SERVICES, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr MR . Alexander.David SAMPLE Sample **** Mr. Alexander David &Sample MRS **** Mr. Alexander . SAMPLE David Sample **** Mr. Alexander & David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR David Sample . SAMPLE **** Mr. Alexander David Sample **** &Mr . Alexander MRS David Sample . SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****

000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****

000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****

000000**Shares****000000**Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****

000000**Shares****000000**Shares****00 ***ZERO HUNDRED THOUSAND 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****

000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****00000

0**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000

**Shares****000000**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**

Shares****000000**Shares****000000 ZERO HUNDRED AND ZERO*** **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**

Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**

Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**

Shares****000000**Shares****000000**S is the owner of CUSIP 440543 10 6 F SEE REVERSE FOR CERTAIN DEFINITIONS RESTRICTIONS ON TRANSFERABILITY Article Twelve of the Corporation’s Certificate of Incorporation provides that any transfer of shares of Common Stock of the Corporation, or any interest therein, to an “Alien” (as defined in such Article) which would result in the percentage of outstanding shares owned or controlled by Aliens being in excess of a specified percentage will be void and ineffective. The Corporation will furnish a copy of said Article Twelve to the holder of this certificate without charge upon written request to the Corporation at its principal place of business or registered office. In no event will the shares represented by this certificate be transferred upon the books of the Corporation unless the certificate of citizenship (on the reverse side hereof) or a counterpart thereof is properly completed. FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF Hornbeck Offshore Services, Inc., a corporation organized under the laws of the State of Delaware, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the certificate of incorporation and the by-laws of the Corporation and amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents. WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers. President and Chief Executive Officer Executive Vice President and Chief Financial Officer DATED DD-MMM-YYYY COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INC. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE SECURITY INSTRUCTIONS ON REVERSE CUSIP XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345 PO BOX 43004, Providence, RI 02940-3004 Certificate Numbers Num/No. Denom. Total MR A SAMPLE 1234567890/1234567890 1 1 1 DESIGNATION (IF ANY) 1234567890/1234567890 2 2 2 ADD 1 ADD 2 1234567890/1234567890 3 3 3 1234567890/1234567890 4 4 4 ADD 3 ADD 4 1234567890/1234567890 5 5 5 1234567890/1234567890 6 6 6 Total Transaction 7

HORNBECK OFFSHORE SERVICES, INC. THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF TWO CLASSES, COMMON STOCK AND PREFERRED STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. RIGHTS AGREEMENT This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Hornbeck Offshore Services, Inc. (the “Corporation”) and Computershare Inc. (the “Rights Agent”), dated as of July 1, 2013, as it may from time to time be supplemented or amended (the “Rights Agreement”), the terms of which are incorporated herein by reference and a copy of which is on file at the Corporation’s principal executive offices. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the registered holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) whether currently held by or on behalf of such Person or by any subsequent holder will become null and void and may not be transferred to any Person. CERTIFICATE OF CITIZENSHIP OF TRANSFEREE Hornbeck Offshore Services, Inc. The undersigned hereby certifies to Hornbeck Offshore Services, Inc. that: The undersigned IS IS NOT an “Alien” The undersigned DOES DOES NOT hold his shares of Common Stock of the Corporation, or any of them, for or on behalf of an “Alien”. NOTE: If a portion of such shares are held for or on behalf of an “Alien”, complete the following:             shares ARE NOT held for or on behalf of an “Alien”,             shares ARE held for or on behalf of an “Alien”. The undersigned hereby agrees that, on request of the Corporation the undersigned will furnish proof in support of this certification. Date:             Sign here:             Signature(s) of Owner(s):             (If the owner is a corporation or a fiduciary, the title of the person signing on behalf of the owner must be stated) Definition of an “Alien”: (1) any person (including an individual, a partnership, a corporation, a limited liability company or an association) who is not a United States citizen within the meaning of Section 2 of the Shipping Act of 1916, as amended or as it may hereafter be amended; (2) any foreign government of the representative thereof; (3) any corporation, the chief executive officer by any title or chairman of the board of directors of which is an Alien, or of which more than a minority of its directors necessary to constitute a quorum are Aliens; (4) any corporation organized under the laws of any foreign government; (5) any corporation of which 25% or greater interest is owned beneficially or of record, or may be voted by an Alien or Aliens, or which by any other means whatsoever is controlled by or in which control is permitted to be exercised by an Alien or Aliens; (6) any partnership, limited liability company or association which is controlled by an Alien or Aliens or (7) any person (including an individual, partnership, corporation, limited liability company or association) who acts as a representative of or fiduciary for any person described in clauses (1) through (6) above. NOTICE: This certificate constitutes a basis for the Corporation’s representation to the United States Government that the share owner is a citizen within the meaning of the Shipping Act of 1916, as amended, and the Merchant Marine Act of 1936, as amended. Any person making a statement herein which he knows to be false may be proceeded against under Title 18 United States Code Section 1001 which section provides for a fine or up to five years imprisonment or both. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common UNIF GIFT MIN ACT -.Custodian (Cust) (Minor) TEN ENT—as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN—as joint tenants with right of survivorship UNIF TRF MIN ACT -.Custodian (until age .) and not as tenants in common (Cust) .under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received,             hereby sell, assign and transfer unto             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)             Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint             Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises. Dated:             20            Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature:             Signature:             Notice: The

signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state.